UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2023 (June 29, 2023)
_______________________________________
WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
None
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment No. 9 to Credit and Guaranty Agreement
On June 29, 2023, ASAP Inc. (f/k/a Waitr Inc.), Waitr Intermediate Holdings, LLC, other guarantors party thereto, Luxor Capital, LLC (“Luxor Capital”) and Luxor Capital Group, L.P. (“Luxor Capital Group” and, collectively with Luxor Capital, “Luxor”) entered into Amendment No. 9 (the “Credit and Guaranty Agreement Amendment”) to the existing credit and guaranty agreement dated as of November 15, 2018 (as amended, the “Credit and Guaranty Agreement”). The Credit and Guaranty Agreement Amendment provides that Section 5.1(b) of the Credit and Guaranty Agreement is amended to extend the due date from August 14, 2023 to August 20, 2023 for submission of the second quarter 2023 unaudited financial statements of Waitr Holdings Inc. (the “Company”) and its subsidiaries to Luxor and the due date from November 14, 2023 to November 19, 2023 for submission of the third quarter 2023 unaudited financial statements of the Company and its subsidiaries to Luxor.
The foregoing description of the Credit and Guaranty Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Credit and Guaranty Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendment No. 10 to Credit Agreement
On June 29, 2023, the Company and Luxor entered into Amendment No. 10 (the “Credit Agreement Amendment”) to the existing credit agreement dated as of November 15, 2018 (as amended, the “Credit Agreement Amendment”). The Credit Agreement Amendment provides that (i) Section 5.1(b) of the Credit Agreement is amended to extend the due date from August 14, 2023 to August 20, 2023 for submission of the second quarter 2023 unaudited financial statements of the Company and its subsidiaries to Luxor and the due date from November 14, 2023 to November 19, 2023 for submission of the third quarter 2023 unaudited financial statements of the Company and its subsidiaries to Luxor, and (ii) Section 2.5(d) is amended to allow the Company to PIK one hundred percent of the accrued interest for each of the fiscal quarters ending June 30, 2023 and September 30, 2023, due on June 30, 2023 and September 30, 2023, respectively.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Amendment No. 9 to Credit and Guaranty Agreement by and among ASAP Inc. (f/k/a Waitr Inc.), Waitr Intermediate Holdings, LLC, other guarantors party hereto, Luxor Capital, LLC and Luxor Capital Group, LP

10.2	Amendment No. 10 to Credit Agreement by and among Waitr Holdings Inc., Luxor Capital, LLC and Luxor Capital Group, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: June 30, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
2